UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2018

SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

(952) 828-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01          Other Events.

This Current Report on Form 8-K discloses certain additional information relating to the proposed acquisition of SUPERVALU INC., a Delaware corporation (“SUPERVALU,” or the “Company”), by United Natural Foods, Inc., a Delaware corporation (“UNFI”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 25, 2018, by and among SUPERVALU, SUPERVALU Enterprises, Inc., a Delaware corporation and a wholly owned subsidiary of SUPERVALU (“SUPERVALU Enterprises”), UNFI and Jedi Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of UNFI (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), and the Company will survive the Merger as a wholly owned subsidiary of UNFI.

As previously disclosed, in connection with the Merger Agreement and the transactions contemplated thereby, three putative class action lawsuits were filed on behalf of SUPERVALU stockholders in the United States District Court for the District of Delaware. The lawsuits are captioned Gusinsky Rev. Trust v. Supervalu Inc. et al., Case No. 1:18-cv-01323 (filed August 24, 2018), Wallace v. SUPERVALU, Inc. et al., Case No. 1:18-cv-01311 (filed August 24, 2018), and Svitek v. SuperValu, Inc. et al., Case No. 1:18-cv-01384 (filed September 5, 2018). In general, the complaints assert claims against SUPERVALU and the SUPERVALU board of directors, alleging, among other things, that the defendants failed to make adequate disclosures in the Company’s proxy statement relating to the Merger (in its definitive form, the “Proxy Statement”). SUPERVALU believes that the allegations in the complaints are without merit.

While SUPERVALU believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, to moot plaintiffs’ disclosure claims, to avoid nuisance, potential expense and delay and to provide additional information to our stockholders, SUPERVALU has determined to voluntarily supplement the Proxy Statement with the below disclosures. For ease of reference only, any changes to the original text of the Proxy Statement are bolded and underlined below. Nothing in the below supplemental disclosure shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosure set forth herein or in the Proxy Statement. To the contrary, SUPERVALU denies all allegations in the litigations that any additional disclosures was or is required.

SUPPLEMENTAL DISCLOSURES

The following information supplements the Proxy Statement, and should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the annexes thereto.  All page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below.

Supplemental Disclosures

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Certain SUPERVALU Unaudited Prospective Financial Information” is hereby supplemented by replacing footnotes (1) and (2) of the table entitled “Summary of SUPERVALU Projections” on page 38 of the Proxy Statement in their entirety with the following:

(1)
With respect to the Scenario A projections, adjusted earnings before interest, income taxes and depreciation and amortization (“Adjusted EBITDA”) is a non-GAAP measure consisting of Net (loss) earnings from continuing operations, plus Interest expense, net, Net periodic benefit income, excluding service cost, and Income tax (benefit) provision, less Net earnings attributable to non-controlling interests calculated in accordance with GAAP, plus adjustments for Depreciation and amortization, Stock-based compensation, LIFO charge (credit) and certain adjustment items, as determined by SUPERVALU management. This definition of “Adjusted EBITDA” has been used by SUPERVALU management since the beginning of the fiscal year ended February 23, 2019, and was used for the Adjusted EBITDA figures disclosed in SUPERVALU’s most recent Quarterly Report on Form 10-Q for the quarterly period ended June 16, 2018, which was filed with the SEC on July 26, 2018. SUPERVALU’s Adjusted EBITDA definitions are reviewed on an annual basis as SUPERVALU sets its plan metrics. SUPERVALU management considers Depreciation and amortization, Stock-based compensation and LIFO charge (credit) to be adjustments because they are not separate GAAP lines in SUPERVALU’s audited and unaudited Consolidated Statements of Operations. The “certain adjustment items” included in the projections (and excluded from Adjusted EBITDA) consist of merger and integration costs and severance costs.

(2)
With respect to the Scenario B projections, Adjusted EBITDA is a non-GAAP measure defined as adjusted earnings before interest, income taxes and depreciation and amortization consisting of Net (loss) earnings from continuing operations, plus Interest expense, net, and Income tax (benefit) provision, less Net earnings attributable to non-controlling interests calculated in accordance with GAAP, plus adjustments for Depreciation and amortization, LIFO charge (credit) and certain adjustment items, as determined by SUPERVALU management. This definition of “Adjusted EBITDA” was used by SUPERVALU management from the beginning of the fiscal year ended February 28, 2015 to the fiscal year ended February 24, 2018, including at the time the Scenario B projections were prepared, and was used for the Adjusted EBITDA figures disclosed in SUPERVALU’s most recent Annual Report on Form 10-K for the fiscal year ended February 24, 2018, which was filed with the SEC on April 24, 2018 and amended June 12, 2018. SUPERVALU management considers Depreciation and amortization, Stock-based compensation and LIFO charge (credit) to be adjustments because they are not separate GAAP lines in SUPERVALU’s audited and unaudited Consolidated Statements of Operations. The “certain adjustment items” included in the projections (and excluded from Adjusted EBITDA) consist of merger and integration costs and severance costs.

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Certain SUPERVALU Unaudited Prospective Financial Information” is hereby supplemented by inserting the following after the first sentence of the fourth full paragraph on page 39 of the Proxy Statement:

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The non-GAAP financial measures used in the projections were relied upon by Barclays and Lazard for purposes of their respective fairness opinions and by the SUPERVALU board of directors in connection with its consideration of the merger. The SEC rules which would otherwise require a reconciliation of non-GAAP financial measures to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination like the merger if the disclosure is included in a document like this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by Barclays, Lazard or the SUPERVALU board of directors in connection with its consideration of the merger. Accordingly, SUPERVALU has not provided a reconciliation of the financial measures included in the projections to the relevant GAAP financial measures.

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Barclays” is hereby supplemented by inserting the following before the last sentence of the first full paragraph under the heading “Summary of Material Financial Analyses—Selected Comparable Company Analysis” on page 43 of the Proxy Statement:

The full results of this selected comparable company analysis are provided below:

Company	Current EV / CY2018E EBITDA	3-Year Average EV / NTM EBITDA
Hybrid Grocery Retailer / Distributor
• SpartanNash	7.5x	6.5x
Pure Grocery Distributors
• Core-Mark	10.2x	10.5x
• UNFI	7.6x	8.0x
Conventional Grocery Retailers
• Ahold Delhaize	6.6x	5.7x
• Ingles Market	6.4x	7.0x
• Kroger	6.6x	6.8x
• Weis Markets	8.0x	–
Foodservice Distributors
• Chef’s Warehouse	15.2x	10.5x
• Performance Food Group	12.0x	9.6x
• Sysco	13.6x	11.0x
• US Foods	11.0x	9.3x

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Barclays” is hereby supplemented by replacing the first table under the heading “Summary of Material Financial Analyses—Selected Precedent Transaction Analysis” on page 44 of the Proxy Statement in its entirety with the following:

Announcement Date	Acquiror	Target	EV/LTM EBITDA
10/8/2017	SUPERVALU	Associated Grocers of Florida	8.8x
4/10/2017	SUPERVALU	Unified Grocers	10.9x
10/17/2016	Onex	Save-A-Lot	7.2x
3/14/2016	Apollo	Fresh Market	6.6x
11/11/2015	Kroger	Roundy’s	6.5x
9/9/2014	C&S Wholesale Grocers	Associated Wholesalers	Not Public
6/24/2015	Ahold	Delhaize Group	7.6x
3/6/2014	Albertsons	Safeway (U.S. Grocery only)	6.5x
9/9/2013	Albertsons	United Supermarkets	6.2x
7/22/2013	Spartan Stores	Nash Finch Co.	7.0x
7/22/2013	Nash Finch Co.	Spartan Stores	5.7x
7/9/2013	Kroger	Harris Teeter Supermarkets, Inc.	7.1x
1/10/2013	Cerberus	SUPERVALU (Retail Assets)	3.9x
10/9/2012	Ares Management	Smart & Final Stores	7.9x
12/19/2011	BI-LO	Winn-Dixie Stores, Inc.	4.3x

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Barclays” is hereby supplemented by replacing the second full paragraph under the heading “Summary of Material Financial Analyses—Discounted Cash Flow Analysis” on page 45 of the Proxy Statement in its entirety with the following:

To calculate the estimated EV of SUPERVALU using the discounted cash flow method, Barclays added (i) the unlevered free cash flows (as described further in “The Merger (Proposal 1) — Certain SUPERVALU Unaudited Prospective Financial Information”) for the last three quarters of fiscal year 2019, and for fiscal years 2020 through 2023, in each case, based on the Scenario A projections to (ii) the “terminal value” of SUPERVALU as of February 2023, and discounted such amount to its present value using a range of selected discount rates. The residual value of SUPERVALU at the end of the forecast period, or “terminal value,” was estimated by selecting a range of terminal value multiples based on applying a range of perpetuity growth rates of 1% to 2% to SUPERVALU’s forecasted unlevered free cash flow for fiscal year 2023. The range of after-tax discount rates of 9.0% to 10.0% was selected based on an analysis of the weighted average cost of capital of SUPERVALU. Barclays then calculated a range of implied prices per share of SUPERVALU by subtracting estimated net debt of $1.5 billion as of July 24, 2018 (pro forma for the proceeds of certain sale leaseback transactions and debt paydowns associated with the divestitures contemplated in the Scenario A projections, including the effect of capital leases to be paid by the buyer), the value of non-controlling interests, and the net present value of after-tax pension payments, multi-employer pension plan liability payments and dark store carry costs related to the divestitures contemplated in the Scenario A projections from the estimated enterprise value using the discounted cash flow method, discounted to June 2018 at a discount rate of 9.5% and dividing such amount by approximately 41 million, the fully diluted number of shares of SUPERVALU Common Stock as of July 24, 2018. Barclays performed such calculations with regard to both the scenario in which the corporate restructuring transactions described in the SUPERVALU Restructuring Proxy will be consummated, and in which it will not be consummated. The following summarizes the result of these calculations (rounded to the nearest $0.05):

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Barclays” is hereby supplemented by replacing the second full paragraph under the heading “General” on page 46 of the Proxy Statement in its entirety with the following:

Barclays is acting as financial advisor to SUPERVALU in connection with the merger. As compensation for its services in connection with the merger, SUPERVALU paid Barclays a fee of $100,000 upon execution of Barclays’ engagement letter with SUPERVALU and $1,000,000 upon the delivery of Barclays’ opinion, which is referred to as the “Opinion Fee.” The Opinion Fee was not contingent upon the conclusion of Barclays’ opinion or the consummation of the merger. Additional compensation of approximately $17,940,000 will be payable on completion of the merger against which the amounts paid upon execution of Barclays’ engagement letter and the Opinion Fee will be credited. In addition, SUPERVALU has agreed to reimburse Barclays for certain out-of-pocket expenses incurred in connection with the merger and to indemnify Barclays for certain liabilities that may arise out of its engagement by SUPERVALU and the rendering of Barclays’ opinion. Barclays has performed various investment banking and financial services for SUPERVALU and UNFI in the past, expects to perform such services in the future, and has received, and expects to receive, customary fees for such services. Specifically, in the past two years, Barclays has performed the following investment banking and financial services for SUPERVALU, for which Barclays has received and booked approximately $13.4 million in investment banking fees (excluding the fees Barclays expects to receive or has received in connection with the merger): (i) provided M&A advisory services and (ii) acted as a lender under certain of SUPERVALU’s existing lending facilities. Barclays has not performed any investment banking and financial services for UNFI for which it has earned fees in the past two years.

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Lazard” is hereby supplemented by inserting the following after the fourth full paragraph under the heading “Financial Analyses—Selected Public Company Analysis” on page 49 of the Proxy Statement:

The following table provides the results of this review:

Company	EV / FY2019E EBITDA	EV / FY2020E EBITDA
Wholesale Grocers
• SpartanNash Company	7.5x	7.3x
• UNFI	7.6x	7.4x
Conventional Supermarkets
• Royal Ahold Delhaize N.V.	6.6x	6.4x
• Ingles Markets, Inc.	6.4x	6.2x
• Kroger Co.	6.6x	6.4x

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Lazard” is hereby supplemented by inserting the following after the eighth full paragraph under the heading “Financial Analyses—Selected Public Company Analysis” on page 50 of the Proxy Statement:
The following table provides the results of this review:

Company	EV / FY2019E EBITDA	EV / FY2020E EBITDA
Other Food Retail
• Walmart Inc.	9.3x	9.1x
• Sprouts Farmers Markets, Inc.	9.9x	8.9x
• Smart & Final Stores, Inc.	5.5x	5.4x
Other Food Distribution
• Sysco Corporation	13.5x	12.5x
• US Foods Holding Corp.	10.8x	9.9x
• Performance Food Group Company	11.9x	10.9x
• Core-Mark Holding Company, Inc.	10.0x	9.1x
• Chefs’ Warehouse, Inc.	14.9x	13.4x

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Lazard” is hereby supplemented by replacing the first table under the heading “Financial Analyses—Selected Precedent Transactions Multiple Analysis” on page 50 of the Proxy Statement in its entirety with the following:

Food Distribution Announcement Date	Acquiror	Target	EV/LTM Sales	EV/LTM EBITDA
10/2017	SUPERVALU	Associated Grocers of Florida	0.28x	8.8x
4/2017	SUPERVALU	Unified Grocers	0.10x	10.9x
11/2016	SpartanNash	Caito Food Service, BRT Logistics	0.36x	—
7/2013	Spartan Stores	Nash Finch Co.	0.16x	7.1x
10/2016	Onex	Save-A-Lot	0.30x	7.2x
11/2015	Kroger	Roundy’s	0.20x	6.5x
6/2015	Ahold	Delhaize Group	0.47x	7.6x
3/2014	Albertsons	Safeway (U.S. Grocery only)	—	6.5x
12/2013	TPG Capital	Arden Group (Gelson’s Markets)	0.82x	10.2x
7/2013	Kroger	Harris Teeter Supermarkets, Inc.	0.52x	7.1x
1/2013	Albertsons LLC (Cerberus)	New Albertsons (SUPERVALU)	0.19x	3.9x
12/2011	BI-LO	Winn-Dixie Stores, Inc.	0.08x	4.3x

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Lazard” is hereby supplemented by replacing the first sentence of the third full paragraph under the heading “Financial Analyses—Selected Precedent Transactions Multiple Analysis” on page 51 of the Proxy Statement in its entirety with the following:

To the extent publicly available, and as set forth in the table above, Lazard reviewed, among other things, the EV to sales multiple of each of the target companies implied by the selected transactions by comparing the EV implied by the acquisition price to the relevant target company’s sales during the last 12 months before each transaction was announced.

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Lazard” is hereby supplemented by replacing the third full paragraph under the heading “Financial Analyses—Discounted Cash Flow Analysis” on page 51 of the Proxy Statement in its entirety with the following:

Lazard calculated the present value of the aggregated unlevered free cash flows (as described further in “The Merger (Proposal 1) — Certain SUPERVALU Unaudited Prospective Financial Information”) that SUPERVALU, based upon the Scenario A projections, is expected to generate for the last three quarters of fiscal year 2019 and for fiscal years 2020 through 2023, and the estimated value of SUPERVALU at the end of fiscal year 2023, which is referred to as the “terminal value.” Lazard performed such calculations with regard to both the scenario in which the corporate restructuring transactions described in the definitive proxy statement on Schedule 14A filed by SUPERVALU with the SEC on July 2, 2018 will be consummated, and in which it will not be consummated. To calculate the present value of the unlevered free cash flows, Lazard used a discount rate range of 8.5% to 9.5%, which was estimated by Lazard principally considering an analysis of the cost of capital of SUPERVALU’s wholesale peers. The terminal value of SUPERVALU was calculated applying a range of terminal year growth rates of 1% to 2% to SUPERVALU’s estimated unlevered free cash flows for fiscal year 2023. Lazard subtracted net debt (cash) of $1.5 billion, the value of non-controlling interests and the net present value of after-tax pension payments, multi-employer pension plan liability payments and dark store carry costs related to the divestitures contemplated in the Scenario A projections (discounted to June 2018 using a discount rate of 9%), and derived an overall equity value for SUPERVALU that, when divided by approximately 41 million, the number of fully diluted shares of SUPERVALU common stock outstanding as of July 24, 2018 provided by SUPERVALU management, resulted in an implied price per share range for shares of SUPERVALU common stock, as compared to the merger consideration, as set forth below.

The disclosure under the heading “THE MERGER (PROPOSAL 1)—Opinion of SUPERVALU’s Financial Advisors—Lazard” is hereby supplemented by replacing the second full paragraph under the heading “Miscellaneous” on page 52 of the Proxy Statement in its entirety with the following:

Lazard, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. As SUPERVALU was aware as of the date of Lazard’s opinion, one of Lazard’s Senior Advisors is a member of the SUPERVALU board; such Senior Advisor was not on the Lazard team providing services in connection with the merger and will not receive any compensation from Lazard in connection with the merger. The financial advisory business of Lazard has not performed any investment banking services for UNFI for which it has earned fees in the two years prior to the date of Lazard’s opinion. Other than in connection with the merger, the financial advisory business of Lazard has not performed any investment banking services for SUPERVALU for which it has earned fees in the two years prior to the date of Lazard’s opinion. In addition, in the ordinary course of their respective businesses, affiliates of Lazard Frères & Co. LLC and LFCM Holdings LLC (an entity indirectly owned in large part by managing directors of Lazard Frères & Co. LLC) may actively trade securities of SUPERVALU and/or securities of UNFI and certain of their respective affiliates for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities. The issuance of Lazard’s opinion was approved by an authorized committee of Lazard Frères & Co. LLC.

SUPERVALU Forward-Looking Statements

This document contains, and certain statements made by representatives of SUPERVALU INC. (including any successor thereof, “SUPERVALU”), and its affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. SUPERVALU’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, SUPERVALU’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside SUPERVALU’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against SUPERVALU following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of SUPERVALU or other conditions to closing in the merger agreement; (4) risks related to the financing of the transaction; (5) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the business combination; (8) risks related to the disruption of the transaction to SUPERVALU and its management; (9) the effect of announcement of the transaction on SUPERVALU’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and (10) other risks and uncertainties identified in SUPERVALU’s filings with the Securities and Exchange Commission (“SEC”). More information about other potential factors that could affect SUPERVALU’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SUPERVALU’s Report on Form 10-K for the fiscal year ended February 24, 2018, as amended, and any updates to those risk factors set forth in SUPERVALU’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exclusive. SUPERVALU cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SUPERVALU does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, other than as required by applicable law.

Additional Information will be Filed with the SEC

SUPERVALU has filed with the SEC a definitive proxy statement in connection with the contemplated transaction, and SUPERVALU may file with the SEC other documents regarding the proposed transaction. The definitive proxy statement has been mailed to shareholders of SUPERVALU in connection with the proposed transaction. SHAREHOLDERS OF SUPERVALU ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC BY SUPERVALU, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the definitive proxy statement and other documents filed with the SEC by SUPERVALU through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and other documents filed with the SEC can also be obtained by directing a request to SUPERVALU INC., Investor Relations, P.O. Box 990, Minneapolis, MN 55344.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.

By:	/s/ Stuart D. McFarland
Name:	Stuart D. McFarland
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:    October 9, 2018